FAIRHOLME FUNDS, INC.

The Fairholme Focused Income Fund

Supplement dated September 26, 2012
to the Prospectus dated March 29, 2012

The following replaces in its entirety the description of The Income Fund on the cover page of the Prospectus:

THE FAIRHOLME FOCUSED INCOME FUND (FOCIX)
Seeking current income

The following replaces the first sentence under "Investment Objective" in the summary section of the Prospectus for The Income Fund:

The Income Fund seeks current income.

The following replaces the first sentence under "Investment Objective and Investment Strategies" in the section entitled "ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS – THE INCOME FUND":

The Income Fund seeks current income.

The following replaces the third paragraph under "Investment Objective and Investment Strategies" in the section entitled "ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS – THE INCOME FUND":

The proportion of The Income Fund's assets invested in various securities will be modified, from time to time, in accordance with the Manager's overall assessment of the investment prospects for issuers, the relative yields of securities in various market sectors, the economy, and other factors. In making investment decisions for The Income Fund, the Manager will consider many factors, including cash distribution yields, quality and liquidity.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE.